UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2022

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 6, 2022, the Board of Directors of The Greenbrier Companies, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to decrease the maximum number of directors from twelve to ten effective on January 7, 2022, immediately following the end of the current term of the directors whose terms ended on that date.

A copy of the Amendment to the Bylaws of The Greenbrier Companies, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders

At the 2022 Annual Meeting of Shareholders of the Company held virtually on January 7, 2022 (the “Annual Meeting”), three proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, on each proposal are set forth below.

Proposal 1: Election of Directors

A vote was taken at the Annual Meeting for the election of three directors of the Company to hold office for a three-year term, until the Annual Meeting of Shareholders to be held in 2025, or until their successors are elected and qualified. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Broker Non- Votes
Thomas B. Fargo	25,988,026	1,197,065	2,408,396
Antonio O. Garza	25,521,298	1,663,793	2,408,396
James Huffines	26,904,162	280,929	2,408,396

Proposal 2: Advisory Approval of Executive Compensation

A vote was taken at the Annual Meeting on the proposal to approve as a non-binding advisory resolution the 2021 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
23,963,593	3,114,702	106,796	2,408,396

Proposal 3: Ratification of Appointment of Independent Auditors

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2022. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, or that abstained from voting were as follows:

Votes for Approval	Votes against Approval	Votes Abstained
29,408,959	162,999	21,529

Item 9.01   Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

3.1	Amendment to the Bylaws of The Greenbrier Companies, Inc. dated January 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 10, 2022	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, Chief Compliance Officer and General Counsel